INVENTORIES	12 Months Ended
Jun. 30, 2023
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES

ACCOUNTING POLICIES
Gold in process is stated at the lower of cost and net realisable value. Costs are assigned to gold in process on a weighted average cost basis. Costs comprise all costs incurred to the stage immediately prior to smelting, including costs of extraction and processing as they are reliably measurable at that point. Gold Bullion is stated at the lower of cost and net realisable value. Selling and general administration costs are excluded from inventory valuation.
Consumable stores are stated at cost less allowances for obsolescence. Cost of consumable stores and stockpile material is based on the weighted average cost principle and includes expenditure incurred in acquiring inventories and bringing them to their existing location and condition.
Net realisable value is the estimated selling price in the ordinary course of business, less the estimated cost of completion and selling expenses.

Amounts in R million	2023	2022

Consumable stores	232.7	197.5
Ore stockpiles	30.2	51.9
Gold in process	67.9	75.1
Finished inventories - Gold Bullion	82.8	64.8
Total inventories	413.6	389.3

Inventory carried at net realisable value includes:
Gold in process	—	8.5
Finished inventories - Gold Bullion	—	7.9
Write down to net realisable value included in movement in gold in process and finished stock	—	(2.7)